                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 2, 2000




                                POKER.COM, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Florida                                       98-0199508
-------------------------------               ---------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)



Suite 202-1166 Alberni Street
Vancouver British Columbia                                 V6E 3Z3
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)



Issuer's telephone number,including area code:           604-689-5988
                                                         ------------


Suite 202-1166 Alberni Street
Vancouver, British Columbia, Canada                        V6E 3Z3
-----------------------------------                        -------
(Former name, former address and former
fiscal year, if changed since last report)
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Item 1.  CHANGES IN CONTROL OF REGISTRANT

None


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

None


Item 3.  BANKRUPTCY OR RECEIVERSHIP

None


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None


Item 5.  OTHER EVENTS

On November 30, 2000, the Board of Directors of the Company by Resolution, extended the date for exercising the warrants issued under Rule 504 of the Private Placement subscribed for in September 1999 for one (1) year, terminating December 31, 2001.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On November 2, 2000, the following director and officer resigned his position with the Company:

Director/Officer        Position Held              Date of Resignation
----------------        -------------              -------------------

Charlo Barbosa          President, Director        November 2, 2000


On November 2, 2000, the following individuals were appointed directors and officers of the Company:

Director/Officer        Positions Held             Date of Appointment
------------------      --------------             -------------------

Michael Jackson         CEO, President, Officer    November 2, 2000

Christa Taylor          Chief Financial Officer,   November 2, 2000
                        Secretary, Officer

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The most recent financial information for the Company can be found in its Form 10Q-SB filed by the Company with the SEC for the period ending September 30, 2000. Such information is incorporated by reference herein.

Exhibit Number    Description

       1          Letter of Resignation
       2          Board of Directors Appointment of New Directors/Officers
       3          Board of Directors Appointment of New Directors/Officers and
                  Authorized Signatories
       4          Board of Directors Extension of Termination Date to Exercise
                  Warrants


Item 8.  CHANGE IN FISCAL YEAR

None



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



POKER.COM, INC.



/s/ Michael Jackson
-------------------

Michael Jackson, CEO


Date: December 18, 2000